Exhibit 21.1
LIST OF SUBSIDIARIES

SUBSIDIARIES OF ENERGY TRANSFER LP, a Delaware limited partnership:

Aqua-ETC Water Solutions, LLC, a Delaware limited liability company
Arguelles Pipeline, S. De R.L. De C.V., a Mexico SRL
Arrow Field Services, LLC, a Delaware limited liability company
Arrow Midstream Holdings, LLC, a Delaware limited liability company
Arrow Pipeline, LLC, a Delaware limited liability company
Arrow Water Services LLC, a Delaware limited liability company
Arrow Water, LLC, a Delaware limited liability company
Atoka Midstream LLC, a Delaware limited liability company
Bakken Holdings Company LLC, a Delaware limited liability company
Bakken Pipeline Investments LLC, a Delaware limited liability company
Bayou Bridge Pipeline, LLC, a Delaware limited liability company
Bayview Refining Company, LLC, a Delaware limited liability company
Beartooth DevCo LLC, a Delaware limited liability company
Bighorn DevCo LLC, a Delaware limited liability company
Blue Marlin Offshore Port LLC, a Delaware limited liability company
Bobcat DevCo LLC, a Delaware limited liability company
Buckeye Products Pipe Line, L.P., a Delaware limited liability company
Buffalo Gulf Coast Terminals LLC, a Delaware limited liability company
Buffalo Parent Gulf Coast Terminals LLC, a Delaware limited liability company
Centurion Energy Transportation, LLC, a Delaware limited liability company
Centurion Permian Logistics, LLC, a Delaware limited liability company
Centurion Pipeline Company, LLC, a Delaware limited liability company
Centurion Pipeline GP, LLC, a Delaware limited liability company
Centurion Pipeline Holdco, LLC, a Delaware limited liability company
Centurion Pipeline L.P., a Delaware limited partnership
Centurion Pipeline LP I, LLC, a Delaware limited liability company
Centurion SENM Gathering, LP, a Texas limited partnership
Centurion SENM Holdings GP, LLC, a Texas limited liability company
Centurion SENM Holdings LP, LLC, a Texas limited liability company
Chalkley Gathering Company, LLC, a Texas limited liability company
Chemical Manufacturing Operations – a series of Evergreen Resources Group, LLC
Citrus ETP Finance LLC, a Delaware limited liability company
Citrus, LLC, a Delaware limited liability company
Clean Air Action Corporation, a Delaware corporation
CMLP Tres Manager LLC, a Delaware limited liability company
CMLP Tres Operator LLC, a Delaware limited liability company
Comanche Trail Pipeline, LLC, a Texas limited liability company
CPB Bowser SWD #1 LLC, a Delaware limited liability company
CPB Bowser SWD #2 LLC, a Delaware limited liability company
CPB Member LLC, a Delaware limited liability company
CPB Operator LLC, a Delaware limited liability company
CPB Subsidiary Holdings LLC, a Delaware limited liability company

CPB Transportation & Marketing LLC, a Delaware limited liability company
CPB Water LLC, a Delaware limited liability company
Crestwood Appalachia Pipeline LLC, a Texas limited liability company
Crestwood Canada Company, Nova Scotia Unlimited Company
Crestwood Corporation, a Delaware corporation
Crestwood Crude Logistics LLC, a Delaware limited liability company
Crestwood Crude Services LLC, a Delaware limited liability company
Crestwood Crude Terminals LLC, a Delaware limited liability company
Crestwood Crude Transportation LLC, a Delaware limited liability company
Crestwood Dakota Pipelines LLC, a Delaware limited liability company
Crestwood Delaware Basin LLC, a Delaware limited liability company
Crestwood Equity GP LLC, a Delaware limited liability company
Crestwood Equity Partners LP, a Delaware limited partnership
Crestwood Gas Services GP LLC, a Delaware limited liability company
Crestwood Gas Services Holdings LLC, a Delaware limited liability company
Crestwood Holdings LP, a Delaware limited partnership
Crestwood Infrastructure Holdings LLC, a Delaware limited liability company
Crestwood Marcellus Midstream LLC, a Delaware limited liability company
Crestwood Marcellus Pipeline LLC, a Delaware limited liability company
Crestwood Midstream Finance Corp., a Delaware limited liability company
Crestwood Midstream GP LLC, a Delaware limited liability company
Crestwood Midstream Operations LLC, a Delaware limited liability company
Crestwood Midstream Partners LP, a Delaware limited partnership
Crestwood New Mexico Pipeline LLC, a Texas limited liability company
Crestwood Niobrara LLC, a Delaware limited liability company
Crestwood Operations LLC, a Delaware limited liability company
Crestwood Panhandle Pipeline LLC, a Texas limited liability company
Crestwood Permian Basin Holdings LLC, a Delaware limited liability company
Crestwood Permian Basin LLC, a Delaware limited liability company
Crestwood Pipeline LLC, a Texas limited liability company
Crestwood Sales & Service LLC, a Delaware limited liability company
Crestwood Sendero GP LLC, a Delaware limited liability company
Crestwood Services LLC, a Delaware limited liability company
Crestwood Transportation LLC, a Delaware limited liability company
CrossCountry Citrus, LLC, a Delaware limited liability company
Crosspoint Pipeline, LLC, a Delaware limited liability company
Dakota Access Holdings LLC, a Delaware limited liability company
Dakota Access Truck Terminals, LLC, a Delaware limited liability company
Dakota Access, LLC, a Delaware limited liability company
DAL-TEX Consulting, LLC, a Texas limited liability company
DAPL-ETCO Construction Management, LLC, a Delaware limited liability company
DAPL-ETCO Operations Management, LLC, a Delaware limited liability company
Dual Drive Technologies, Ltd., a Texas limited partnership
E. Marcellus Asset Company, LLC, a Delaware limited liability company
Edwards Lime Gathering, LLC, a Delaware limited liability company
ELG Oil LLC, a Delaware limited liability company
ELG Utility LLC, a Delaware limited liability company

Enable Atoka, LLC, an Oklahoma limited liability company
Enable Bakken Crude Services, LLC, a Delaware limited liability company
Enable Energy Resources, LLC, an Oklahoma limited liability company
Enable Gas Transmission, LLC, a Delaware limited liability company
Enable Mississippi River Transmission, LLC, a Delaware limited liability company
Enable Natural State Pipeline, LLC, a Delaware limited liability company
Enable Oklahoma Crude Services, LLC, an Oklahoma limited liability company
Enable Oklahoma Intrastate Transmission, LLC, a Delaware limited liability company
Enable Pine Holdings, LLC, a Delaware limited liability company
Enable South Central Pipeline, LLC, a Delaware limited liability company
Enable Waskom Holdings, LLC, a Delaware limited liability company
Energy Transfer (Beijing) Energy Technology Co., Ltd., a Chinese limited liability company
Energy Transfer (R&M), LLC, a Pennsylvania limited liability company
Energy Transfer Aviation LLC, a Delaware limited liability company
Energy Transfer Crude Marketing LLC, Texas limited liability company
Energy Transfer Crude Oil Company, LLC, a Delaware limited liability company
Energy Transfer Crude Trucking LLC, Texas limited liability company
Energy Transfer Data Center, LLC, a Delaware limited liability company
Energy Transfer Employee Management LLC a Delaware limited liability company
Energy Transfer Fuel GP, LLC, a Delaware limited liability company
Energy Transfer Fuel, LP, a Delaware limited partnership
Energy Transfer GC NGL Assets GP LLC, a Delaware limited liability company
Energy Transfer GC NGL Fractionators LLC, a Delaware limited liability company
Energy Transfer GC NGL Marine Facilities LLC, a Delaware limited liability company
Energy Transfer GC NGL Marketing LLC, a Delaware limited liability company
Energy Transfer GC NGL Pipelines LP, a Delaware limited partnership
Energy Transfer GC NGL Product Services LLC, a Delaware limited liability company
Energy Transfer GC NGLs LLC, a Delaware limited liability company
Energy Transfer Geismar Olefins LLC, a Delaware limited liability company
Energy Transfer Group, L.L.C., a Texas limited liability company
Energy Transfer Hattiesburg NGLs LLC, a Delaware limited liability company
Energy Transfer International Holdings LLC, a Delaware limited liability company
Energy Transfer Interstate Holdings, LLC, a Delaware limited liability company
Energy Transfer Latin America, S. De R.L., Republic of Panama
Energy Transfer LNG Export, LLC, a Delaware limited liability company
Energy Transfer Low-Carbon Development LLC, a Delaware limited liability company
Energy Transfer Marketing & Terminals L.P., a Texas limited partnership
Energy Transfer Mexicana, LLC, a Delaware limited liability company
Energy Transfer Mont Belvieu NGL Pipelines LLC, a Delaware limited liability company
Energy Transfer Mont Belvieu NGLs GP LLC, a Delaware limited liability company
Energy Transfer Mont Belvieu NGLs LP, a Delaware limited partnership
Energy Transfer Nederland Terminal LLC, Texas limited liability company
Energy Transfer Operations GP LLC, a Delaware limited liability company
Energy Transfer Panama LLC, a Delaware limited liability company
Energy Transfer Partners, L.L.C., a Delaware limited liability company
Energy Transfer Peru 2 LLC, a Delaware limited liability company
Energy Transfer Peru S.A.C., a Peruvian Sociedad Anonima Cerrada

Energy Transfer Petrochemical Holdings, LLC, a Delaware limited liability company
Energy Transfer Retail Power, LLC, a Delaware limited liability company
Energy Transfer Sea Robin Processing LLC, a Delaware limited liability company
Energy Transfer Spindletop LLC, a Delaware limited liability company
Energy Transfer Transport, LLC, a Pennsylvania limited liability company
ET C&D Holdco LLC, a Delaware limited liability company
ET CC Holdings LLC, a Delaware limited liability company
ET COAM Holdings LLC, a Delaware limited liability company
ET CPL Holdings LLC, a Delaware limited liability company
ET Crude Oil Terminals, LLC, a Texas limited liability company
ET Crude Operating, LLC, a Delaware limited liability company
ET Finance LLC, a Delaware limited liability company
ET Gathering & Processing LLC, a Delaware limited liability company
ET Genco LLC, A Texas limited liability company
ET Insurance Canada LLC, a Delaware limited liability company
ET Intrastate Holdings LLC, a Delaware limited liability company
ET Panama Construction Company, S. de R.L., Republic of Panama ny
ET Panama Operating Company, S. de R.L., Republic of Panama
ET Procurement LLC, a Delaware limited liability company
ET Rover Pipeline LLC, a Delaware limited liability company
ET Sabina Pipeline LLC, a Texas limited liability company
ET SCOOP Express LLC, a Delaware limited liability company
ET TexLa Oasis GP LLC, a Delaware limited liability company
ETC Champ Pipeline LLC, a Delaware limited liability company
ETC China Holdings LLC, a Delaware limited liability company
ETC Compression, LLC, a Delaware limited liability company
ETC Endure Energy L.L.C., a Delaware limited liability company
ETC Fayetteville Express Pipeline, LLC, a Delaware limited liability company
ETC Fayetteville Operating Company, LLC, a Delaware limited liability company
ETC Haynesville LLC, a Delaware limited liability company
ETC Hydrocarbons, LLC, a Texas limited liability company
ETC Katy Pipeline, LLC, a Texas limited partnership
ETC Marketing, Ltd., a Texas limited partnership
ETC Midcontinent Express Pipeline, L.L.C., a Delaware limited liability company
ETC NGL Transport, LLC, a Texas limited liability company
ETC Northeast Field Services LLC, a Delaware limited liability company
ETC Northeast Pipeline, LLC, a Delaware limited liability company
ETC PennTex LLC, a Delaware limited liability company
ETC Production LLC, a Delaware limited liability company
ETC Sunoco Holdings LLC, a Pennsylvania limited liability company
ETC Texas Pipeline, Ltd., a Texas limited partnership
ETC Tiger Pipeline, LLC, a Delaware limited liability company
ETCO Holdings LLC, a Delaware limited liability company
ETE Services Company, LLC, a Delaware limited liability company
ETMT GP LLC, a Delaware limited liability company
ETP Crude LLC, a Texas limited liability company
ETP Holdco Corporation, a Delaware corporation

Everen Limited, a Bermuda limited company
Everen Specialty Ltd., a Bermuda limited company
Evergreen Assurance, LLC, a Delaware limited liability company
Evergreen Capital Holdings, LLC, a Delaware limited liability company
Evergreen Remediation Services, LLC, a Delaware limited liability company
Evergreen Resources Group, LLC, a Delaware limited liability company
Evergreen Resources Management Operations – a series of Evergreen Resources Group, LLC
Exploration & Production Operations – a series of Evergreen Resources Group, LLC
Explorer Pipeline Company, a Delaware corporation
Fayetteville Express Pipeline LLC, a Delaware limited liability company
Finger Lakes LPG Storage, LLC, a Delaware limited liability company
Florida Gas Transmission Company, LLC, a Delaware limited liability company
Gradyco Real Estate LLC, an Oklahoma limited liability company
Gulf Coast/Products GP Holdings LLC, a Delaware limited liability company
Gulf Coast Pipeline, L.P., a Delaware limited partnership
Gulf Run Transmission, LLC, a Delaware limited liability company
Helios Assurance Company, Limited, a Limited Bermuda other
HFOTCO LLC, a Texas limited liability company
Houston Pipe Line Company LP, a Delaware limited partnership
HPL Asset Holdings LP, a Delaware limited partnership
HPL GP, LLC, a Delaware limited liability company
HPL Leaseco LP, a Delaware limited partnership
HPL Resources Company LLC, a Delaware limited liability company
HPL Storage GP LLC, a Delaware limited liability company
Inland Corporation, an Ohio corporation
J.C. Nolan Pipeline Co., LLC, a Delaware limited liability company
J.C. Nolan Terminal Co., LLC, a Delaware limited liability company
Jackalope Gas Gathering Services, L.L.C. , an Oklahoma limited liability company
Japan Sun Oil Company, Ltd., a Japan other
Kanawha Rail LLC, a Delaware limited liability company
LA GP, LLC, a Texas limited liability company
La Grange Acquisition, L.P., a Texas limited partnership
Lake Charles Exports, LLC, a Delaware limited liability company
Lake Charles LNG Company, LLC, Delaware limited liability company
Lake Charles LNG Export Company, LLC, a Delaware limited liability company
LE GP Services, LLC, a Delaware limited liability company
Lee 8 Storage Partnership, a Delaware limited partnership
Legacy Refining Operations – a series of Evergreen Resources Group, LLC
LG PL, LLC, a Texas limited liability company
LGM, LLC, a Texas limited liability company
Liberty Pipeline Group, LLC, a Delaware limited liability company
Libre Insurance Company, Ltd., a Bermuda corporation
LJL, LLC, a West Virginia limited liability company
Loadout LLC, a Delaware limited liability company
Lobo Pipeline Company LLC, a Delaware limited liability company
Lotus Midstream Operations, LLC, a Delaware limited liability company
Marcus Hook Refinery Operations – a series of Evergreen Resources Group, LLC

Materials Handling Solutions LLC, a Delaware limited liability company
Maurepas Holding, LLC, an Oklahoma limited liability company
Maurepas Pipeline, LLC, a Delaware limited liability company
Mi Vida JV LLC, a Delaware limited liability company
Mid Valley Pipeline Company LLC, an Ohio limited liability company
Midcontinent Express Pipeline LLC, a Delaware limited liability company
Midwest Connector Capital Company LLC, a Delaware limited liability company
Mining Operations – a series of Evergreen Resources Group, LLC
Oasis Pipeline, LP, a Texas limited partnership
Ohio River System LLC, a Delaware limited liability company
Old Ocean Pipeline, LLC, a Texas limited liability company
Orbit Gulf Coast NGL Exports, LLC, a Delaware limited liability company
Pan Gas Storage LLC, a Delaware limited liability company
Panhandle Eastern Pipe Line Company, LP, a Delaware limited partnership
Panhandle Storage LLC, a Delaware limited liability company
Panther DevCo LLC, a Delaware limited liability company
Pelico Pipeline, LLC, a Delaware limited liability company
Penn Virginia Operating Co., LLC, a Delaware limited liability company
PEPL Real Estate, LLC, a Delaware limited liability company
Permian Express Partners LLC, a Delaware limited liability company
Permian Express Partners Operating LLC, a Texas limited liability company
Permian Express Terminal LLC, a Texas limited liability company
PG Energy LLC, a Pennsylvania limited liability company
Philadelphia Refinery Operations – a series of Evergreen Resources Group, LLC
Pine Pipeline Acquisition Company, LLC, a Delaware limited liability company
Pipe Sky, LLC, a Delaware limited liability company
Pipeline Operations – a series of Evergreen Resources Group, LLC
Powder River Basin Industrial Complex, LLC, a Delaware limited liability company
PRB HoldCo LLC, a Delaware limited liability company
Price River Terminal, LLC, a Texas limited liability company
Real Property Operations – a series of Evergreen Resource Group, LLC
Red Bluff Express Pipeline, LLC, a Delaware limited liability company
Regency Employees Management Holdings LLC, a Delaware limited liability company
Regency Energy Partners LP, a Delaware limited partnership
Regency GP LLC, a Delaware limited liability company
Regency GP LP, a Delaware limited partnership
Regency Intrastate Gas LP, a Delaware limited partnership
Regency Marcellus Gas Gathering LLC, a Delaware limited liability company
Regency Texas Pipeline LLC, a Delaware limited liability company
Retail/Service Station Operations – a series of Evergreen Resources Group, LLC
RIGS GP LLC, a Delaware limited liability company
Rose Rock Midstream Crude, LLC, a Texas limited liability company
Rough Rider Midstream Services LLC, a Delaware limited liability company
Rough Rider Operating LLC, a Delaware limited liability company
Rover Pipeline LLC, a Delaware limited liability company
RSS Water Services LLC, a Delaware limited liability company
Sea Robin Pipeline Company, LLC, a Delaware limited liability company

SEC Energy Products & Services, L.P., a Texas limited partnership
SEC General Holdings, LLC, a Texas limited liability company
SemEnergy S. de R.L. de C.V.
SemGreen, L.P., a Delaware limited partnership
SemGroup Energy S. de R.L. de C.V.
SemGroup Mexico S. de R.L. de C.V.
SemGroup Netherlands B.V., a Dutch company
SemGroup Netherlands I B.V., a Dutch company
SemManagement L.L.C., a Delaware limited liability company
SemMaterials, L.P., an Oklahoma limited partnership
SemMexico, L.L.C., an Oklahoma limited liability company
SemOperating G.P., L.L.C., an Oklahoma limited liability company
Sendero Carlsbad Finance, LLC, a Delaware limited liability company
Sendero Carlsbad Midstream, LLC, a Delaware limited liability company
Sendero Midstream Holdings, LLC, a Delaware limited liability company
Sendero Midstream Partners, LP, a Delaware limited partnership
SESH Capital, LLC, a Delaware limited liability company
SESH Sub Inc., a Delaware corporation
Southeast Supply Header, LLC, a Delaware limited liability company
Southern Union Panhandle LLC, a Delaware limited liability company
Starfish Pipeline Company, LLC, a Delaware limited liability company
Stellar Propane Service, LLC, a Delaware limited liability company
Stingray Pipeline Company, L.L.C., a Delaware limited liability company
Sun Pipe Line Company LLC, a Delaware limited liability company
Sunoco GP LLC, a Delaware limited liability company
Sunoco Logistics Partners GP LLC, a Delaware limited liability company
Sunoco LP, a Delaware limited partnership
Sunoco Partners Lease Acquisition & Marketing LLC, a Delaware limited partnership
Sunoco Pipeline L.P., a Texas limited partnership
Superfund Management Operations – a series of Evergreen Resources Group, LLC
Sweeny Gathering, L.P., a Texas limited liability company
Terminal Operations – a series of Evergreen Resources Group, LLC
TETC, LLC, a Texas limited liability company
Texas Energy Transfer Company, Ltd., a Texas limited partnership
Texas Energy Transfer Power, LLC, a Texas limited liability company
The Energy Transfer/Sunoco Foundation, a Pennsylvania non-profit
Toney Fork LLC, a Delaware limited liability company
TPL Management Operations – a series of Evergreen Resources Group, LLC
Trans-Pecos Pipeline, LLC, a Texas limited liability company
Transwestern Pipeline Company, LLC, a Delaware limited liability company
Triton Gathering, LLC, a Delaware limited liability company
Trunkline Field Services LLC, a Delaware limited liability company
Trunkline Gas Company, LLC, a Delaware limited liability company
Trunkline LNG Holdings LLC, a Delaware limited liability company
USA Compression GP, LLC, a Delaware limited liability company
USA Compression Management Services, LLC, a Delaware limited liability company
Warrior Pipeline, LLC, a Delaware limited liability company

Waskom Gas Processing Company, a Texas corporation
Waskom Transmission LLC, a Texas limited liability company
Wattenberg Holding, LLC, an Oklahoma limited liability company
West Cameron Dehydration Company, L.L.C., a Delaware limited liability company
West Shore Pipe Line Company, a Delaware corporation
West Texas Gulf Pipe Line Company LLC, a Delaware limited liability company
WGP-KHC LLC, a Delaware limited liability company
White Cliffs Pipeline, L.L.C., a Delaware limited liability company
Wink to Webster Pipeline LLC, a Delaware limited liability company
Wolverine Pipe Line Company, a Delaware corporation
Yellowstone Pipe Line Company, a Delaware corporation
SUBSIDIARIES OF SUNOCO LP, a Delaware limited partnership:

Aloha Petroleum LLC, a Delaware limited liability company
Aloha Petroleum, Ltd., a Hawaii Corporation
Eco-Products Manufacturing of Puerto Rico Inc., a Puerto Rico corporation
Fathom Global Energy FT LLC, a Delaware limited liability company
J.C. Nolan Pipeline Co., LLC, a Delaware limited liability company
J.C. Nolan Terminal Co., LLC, a Delaware limited liability company
Peerless Oil & Chemicals, Inc, a Delaware corporation
Peerless Oil Company (Puerto Rico), Inc., a Puerto Rico corporation
Petro Taino Transport Corp., a Puerto Rico corporation
Sun LP Pipeline LLC, a Delaware limited liability company
Sun LP Terminals LLC, a Delaware limited liability company
Sun Lubricants and Specialty Products Inc., a Quebec corporation
Sunmarks, LLC, a Delaware limited liability company
Sunoco Energy Solutions LLC, a Texas limited liability company
Sunoco Finance Corp., a Delaware corporation
Sunoco Global LLC, a Delaware limited liability company
Sunoco Midstream LLC, a Delaware limited liability company
Sunoco NLR LLC, a Delaware limited liability company
Sunoco Overseas, Inc., a Delaware corporation
Sunoco Refined Products LLC, a Delaware limited liability company
Sunoco Retail LLC, a Pennsylvania limited liability company
Sunoco, LLC, a Delaware limited liability company
Town & Country Food Stores, Inc., a Texas corporation
SUBSIDIARIES OF USA COMPRESSION PARTNERS, LP, a Delaware limited partnership:

USA Compression Finance Corp., a Delaware corporation
USA Compression Partners, LLC, a Delaware limited liability company
USAC Leasing, LLC, a Delaware limited liability company